UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2026

VOGENX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-43441	86-3697324
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

PO Box 19469 Raleigh, North Carolina	27619
(Address of principal executive offices)	(Zip Code)

(919) 659-5677

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	VOGX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously disclosed in the Registration Statement on Form S-1, as amended (File No. 333-297487) (the “Registration Statement”) of Vogenx, Inc. (the “Company”) and in connection with the consummation of the initial public offering of the Company’s common stock (the “IPO”), the Company filed a second amended and restated certificate of incorporation (the “Amended and Restated Charter”) with the Secretary of State of the State of Delaware. The Company’s board of directors (the “Board”) and the Company’s stockholders previously approved the Amended and Restated Charter to be filed in connection with, and to be effective immediately prior to, the consummation of the IPO. The Amended and Restated Charter amends and restates the Company’s existing amended and restated certificate of incorporation, as amended, in its entirety to, among other things, (i) authorize 500,000,000 shares of common stock, par value $0.0001 per share; (ii) eliminate all references to the previously existing series of preferred stock; and (iii) authorize 10,000,000 shares of undesignated preferred stock, par value $0.0001 per share, that may be issued from time to time by the Board in one or more series.

The foregoing description of the Amended and Restated Charter is qualified by reference to the Amended and Restated Charter, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

In addition, as previously disclosed in the Registration Statement and in connection with the consummation of the IPO, the amended and restated bylaws of the Company (the “Amended and Restated Bylaws”), previously approved by the Board and the Company’s stockholders to become effective immediately upon effectiveness of the Registration Statement, became effective. The Amended and Restated Bylaws amend and restate the Company’s bylaws in their entirety to, among other things, (i) establish procedures for the Company’s stockholders to take formal actions at meetings of stockholders; (ii) establish an advance notice procedure for stockholder proposals to be brought before an annual meeting of our stockholders, including proposed nominations of persons for election to the Board; (iii) establish procedures relating to the nomination of directors; and (iv) conform to the amended provisions of the Amended and Restated Charter.

The foregoing description of the Amended and Restated Bylaws is qualified by reference to the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

3.1	Second Amended and Restated Certificate of Incorporation of Vogenx, Inc.

3.2	Amended and Restated Bylaws of Vogenx, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vogenx, Inc.

Date: August 13, 2026	By:	/s/ James Green
	Name:	James Green
	Title:	Chief Executive Officer